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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2002


                           METROCORP BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           TEXAS                         0-25141                 76-0579161
(State or other jurisdiction of        (Commission            (I.R.S. Employer
  incorporation or organization)       File Number)          Identification No.)



             9600 BELLAIRE BLVD., SUITE 252
                       HOUSTON, TEXAS                              77036
       (Address of principal executive offices)                 (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 776-3876

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ITEM 5. OTHER EVENTS.

         On October 23, 2002, MetroCorp Bancshares, Inc. (the "Company") publicly disseminated a press release announcing its earnings for the three months and nine months ended September 30, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated October 23, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         99.1   -   Press Release dated October 23, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       METROCORP BANCSHARES, INC.



Dated: October 24, 2002                By /s/ Allen D. Brown
                                          --------------------------------------
                                          Allen D. Brown
                                          President



                                  EXHIBIT INDEX

         Exhibit
         Number             Description
         -------            -----------

            99.1            Press Release dated October 23, 2002.